UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               ------------------

                                   FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 5, 1998

                              ------------------


                              3Com Corporation
           (Exact name of registrant as specified in its charter)


        Delaware                      0-12867                 94-2605794
(State or other jurisdiction of    (Commission File        (I.R.S. Employer)
incorporation or organization)         Number)            Identification No.)





         5400 Bayfront Plaza                           95052
      Santa Clara, California                        (Zip Code)
(Address of principal executive offices)




Registrant's telephone number, including area code:  (408) 764-5000




Item 5. 	Other Events

	On March 5, 1998, 3Com Corporation announced that it is revising previously reported financial results relating to the accounting combination and merger restructuring charge for the June 12, 1997 merger of 3Com and U.S. Robotics.


Item 7.		Financial Statements and Exhibits

		(c)	Exhibits in accordance with Item 601
                        of Regulation S-K:

			Exhibits
                        --------

			Exhibit No.	Description
                        -----------     -----------

			99.1 		Press release dated
                                        March 5, 1998.




                                  SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        3COM CORPORATION



March 5, 1998                           By: /s/  Christopher B. Paisley
                                            ---------------------------
                                            Christopher B. Paisley
                                            Senior Vice President, Finance
                                            and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)






EXHIBIT 99.1


For more information, contact:
Shirley Stacy
3Com Investor Relations
408-764-6301
shirley_stacy@3com.com
or
Leslie Davis
3Com Public Relations
408-764-7187
leslie_davis@3com.com


                             FOR IMMEDIATE RELEASE


3Com Recombines 3Com/USR Fiscal 1997 Results and Adjusts
Merger Restructuring Charge


SANTA CLARA, Calif., March 5, 1998  - 3Com Corporation
(Nasdaq:COMS) today announced that it is revising previously reported financial results relating to the accounting combination and merger restructuring charge for the June
1997 merger of  3Com and U.S. Robotics (USR).

The fiscal 1997 results of the combined company were accounted for as a pooling of interests. Because the companies had different fiscal periods, the previously reported combined results included heritage 3Com's May 1997 fiscal year with heritage USR's four fiscal quarters ended
March 1997, as permitted under General Accepted Accounting
Principles (GAAP). April and May 1997 results were previously reported as an adjustment to 3Com's retained earnings in the first quarter of fiscal 1998, and not included in fiscal 1997 operating results.

Today, the company is recombining historical results, using the 12 months ended May 1997 for heritage 3Com, added to the period July 1996 through May 1997 for heritage USR, and then adding in March 1997 a second time in order to have a complete 12-month year for USR. This methodology includes USR's April and May 1997 financial results in the recombined fiscal 1997 operating results.

Further, the company has reviewed its merger restructuring charge which, at the time the merger closed in the first quarter of fiscal 1998, was an estimated $426 million. As a result of a complete reassessment of this charge, the company is making adjustments primarily to reflect three factors: a change in the timing and costs associated with product swap-outs; a more accurate recording of costs associated with the elimination of duplicate facilities; and a revision of goodwill write-offs related to acquisitions by USR prior to the 3Com merger. 3Com is reducing the merger restructuring charge recorded in the first quarter to $270 million.

"We have made these revisions principally in response to the Securities and Exchange Commission's review of our Form 10-Q filings since the time of the merger," said Chris Paisley, 3Com's senior vice president and chief financial officer. "The company will be revising its Form 10-Q filings for the first and second quarters of fiscal 1998 as soon as practicable."

The attached schedules highlight the original and revised results for fiscal 1997 and revised statements of operations for the first and second quarters of fiscal 1998.

About 3Com
3Com Corporation enables individuals and organizations worldwide to communicate and share information and resources at anytime from anywhere. As one of the world's preeminent suppliers of data, voice and video communications technology, 3Com has delivered networking solutions to more than 100 million customers worldwide. The company provides enterprises, network service providers and carriers, small businesses and consumers with comprehensive, innovative information access products and system solutions for building intelligent, reliable and high performance local and wide area networks. For further information, visit 3Com's World Wide Web site at http://www.3com.com, or the press site at http://www.3com.com/pressbox.

                                    ####
3Com is a registered trademark of 3Com Corporation and its subsidiaries.


                              -tables follow -


                             3Com Corporation
  Consolidated Statements of Operations for the Year Ended May 31, 1997
                 (In thousands, except per share data.)
         Twelve Months Ended                    Quarter Ended
        ----------------------  ----------------------------------------------
             May 31, 1997            Aug. 31, 1996           Nov. 30, 1996
        ----------------------  ----------------------  ----------------------
        Previously              Previously              Previously
        Reported    Revised     Reported    Revised     Reported    Revised
Sales   $5,604,146  $5,606,077  $1,250,060  $1,311,504  $1,421,660  $1,459,939

Cost of
 sales   2,906,229   2,918,966     658,204     693,593     738,252     756,916
        ----------  ----------  ----------  ----------  ----------  ----------
Gross
 margin  2,697,917   2,687,111     591,856     617,911     683,408     703,023

Total
 opera-
 ting exp-
 enses   1,770,229   1,894,890     354,615     424,266     467,137     429,505

Operating
 income    927,688     792,221     237,241     193,645     216,271     273,518

Income
 before
 income
 taxes     944,683     800,701     240,214     195,923     220,404     277,050
Income
 tax
 provision 347,060     300,168      88,250      90,879     101,363     102,452
        ----------  ----------  ----------  ----------  ----------  ----------
Net
 income $  597,623  $  500,533  $  151,964  $  105,044  $  119,041  $  174,598
            ==================  ======================  ======================
Net income
 per common
 and equiva-
 lent share:
Primary      $1.69       $1.42       $0.43       $0.30       $0.34       $0.49
Fully
 diluted     $1.69       $1.41       $0.43       $0.30       $0.34       $0.49

Note:  Quarter periods
  combined:                Q1'97          Q2'97         Q3'97**       Q4'97**
                           -----          -----         -------       -------
3Com quarters ended      August `96    November `96   February `97    May `97
USR quarters ended:
 Original combination
  (quarters ended)        June `96    September `96   December `96   March `97
 Recombination
  (quarters ended)     September `96   December `96    March `97      May `97*
*Three-month period;
  March, April, May
**Both quarters include
  heritage USR's March results

                                      Quarter Ended
                          Feb. 28, 1997            May 31, 1997
                    ----------------------  ----------------------
                    Previously              Previously
                    Reported    Revised     Reported    Revised
Sales               $1,426,421  $1,462,891  $1,506,005  $1,371,743

Cost of
 sales                 743,926     725,116     762,881     743,341
                    ----------  ----------  ----------  ----------
Gross
 margin                682,495     737,775     743,124     628,402

Total
 operating
 expenses              442,124     489,494     492,630     551,625

Operating
 income                240,371     248,281     250,494      76,777

Income before
 income taxes          245,628     252,771     255,126      74,957
Income tax
 provision              88,954      73,667      74,503      33,170
                    ----------  ----------  ----------  ----------
Net income          $  156,674  $  179,104  $  180,623  $   41,787
                    ======================  ======================
Net income per
 common and
 equivalent
 share:
Primary                  $0.44       $0.50       $0.51       $0.12
Fully
 diluted                 $0.44       $0.50       $0.51       $0.12




                      Consolidated Statements of Operations
       For the Three Months Ended August 31 and November 30, 1997
                     (In thousands, except per share data.)



                                       Quarter Ended
                        Aug. 31, 1997                Nov. 30, 1997
                  -------------------------     -------------------------
                  Previously                    Previously
                   Reported        Revised       Reported        Revised
                  ----------     ----------     ----------     ----------

Sales             $1,600,862     $1,597,516     $1,220,253     $1,197,189

Cost
 of sales            832,808        831,429        651,094        645,344
                  ----------     ----------     ----------     ----------

Gross margin         768,054        766,087        569,159        551,845

Operating
 expenses
  Sales and
   marketing         301,307        302,378        337,594        338,334
  Research
   and development   142,117        142,798        145,491        144,978
  General and
   administrative     62,589         62,865         70,507         71,265
  Merger-related
   charges and
   other             426,000        269,787             -          (1,229)
                  ----------     ----------     ----------     ----------
Total
 operating
 expenses            932,013        777,828        553,592        553,348
                  ----------     ----------     ----------     ----------

Operating income
 (loss)             (163,959)       (11,741)        15,567         (1,503)
Other income
 - net                 2,961          2,961          7,637          7,637
                  ----------     ----------     ----------     ----------

Income (loss)
 before income
 taxes              (160,998)        (8,780)        23,204          6,134
Income tax
 provision
 (benefit)           (14,178)        42,453          8,121          2,113
                  ----------     ----------     ----------     ----------

Net income
 (loss)           $ (146,820)    $  (51,233)    $   15,083     $    4,021
                  ==========     ==========     ==========     ==========

Net income
 (loss) per share
 Primary          $    (0.43)    $    (0.15)    $     0.04     $     0.01
 Fully
 -diluted         $    (0.43)    $    (0.15)    $     0.04     $     0.01
                  ----------     ----------     ----------     ----------